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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 1996

                        FRONTIER CORPORATION
       (Exact name of registrant as specified in its charter)

       New York                1-4166           16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716)777-1000

Item 5   Other Events
- ------   ------------
     The Registrant and EXCEL Communications announced a restructuring of their agreement for the provisioning of EXCEL long distance services on the Frontier network.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Frontier Corporation
                                   (Registrant)



Dated: June 19, 1996             By: /s/Barbara J. LaVerdi
                                     -------------------------
                                        Barbara J. LaVerdi
                                        Assistant Secretary
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                           EXHIBIT INDEX

Exhibit Number      Description
- --------------      ---------------

     99             Press Release dated      Filed herewith
                    June 18, 1996
                    regarding restructured
                    network pact between
                    Frontier and EXCEL
                    Communications